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                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549


                               FORM 8-K/A


                             CURRENT REPORT


 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event report):  January 27, 1999

                        DEVON ENERGY CORPORATION
         (Exact Name of Registrant as Specified in its Charter)




     OKLAHOMA                        1-10067                 73-1474008
(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
 of Incorporation                                       Identification Number
 or Organization)

 20 NORTH BROADWAY, SUITE 1500
 OKLAHOMA CITY, OKLAHOMA                                      73102
 (Address of Principal Executive Offices)                  (Zip Code)


   Registrant's telephone number, including area code:  (405) 235-3611








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     Form 8-K dated January 27, 1999, is hereby amended to include the following omitted information:

Item 5.  Other Events

     On January 27, 1999, Devon Energy Reports 1998 Financial Results and Year-End Reserves. A copy of the press release concerning this information is filed herewith as an exhibit.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

          99   Press Release dated January 27, 1999


                               SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                              Devon Energy Corporation



                              By: /s/ Danny J. Heatly
                                   Danny J. Heatly
                                   Controller

Date:  January 27, 1999